                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 2003

               Delaware                                000-23489                             52-1309227
   ---------------------------------       ---------------------------------     ---------------------------------
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
    incorporation or organization)

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

           4950 Communication Avenue, Suite 300, Boca Raton, FL 33431
           ----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code 1 (800) 867-2340

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5 - Other Events.

On May 1, 2003, Access Worldwide Communications, Inc. issued a press release announcing the signing of the Seventh Amendment to its Credit Facility on April 29, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7 - Financial Statements and Exhibits

         (c) Exhibits

         99.1     Press release dated May 1, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Access Worldwide Communications, Inc.

Date: May 1, 2003                    By: /s/ John Hamerski
                                         -----------------
                                         John Hamerski, Executive Vice President
                                         and Chief Financial Officer

                                  Exhibit Index

Exhibit Number          Exhibit Description
--------------          -------------------
99.1                    Press release dated May 1, 2003